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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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CENTEX CONSTRUCTION PRODUCTS, INC.

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Investor Presentation December 2003

Forward-Looking Statements Some of the comments that follow may contain forward-looking statements. These statements are not guarantees of future performance and involve a number of risks and uncertainties. Actual results could differ materially from what may be projected. The principal risks and uncertainties that may affect the operations, performance, development and results of the Company's business include the following: the cyclical and seasonal nature of the Company's business; public infrastructure expenditures; adverse weather; availability of raw materials; unexpected operational difficulties; governmental regulation and changes in governmental and public policy; changes in economic conditions specific to any one or more of the Company's markets; competition; announced increase in capacity in the gypsum wallboard and cement industries; product pricing; general economic conditions; and interest rates. Other risks and uncertainties could also affect the outcome of the forward- looking statements.

Additional Information and Where to Find It In connection with the reclassification of its common stock, CXP has filed a proxy statement with the Securities and Exchange Commission and is mailing the proxy statement to its stockholders of record eligible to vote at the Special Meeting of Stockholders to be held on January 8, 2004. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ SUCH PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors and other security holders can obtain copies of the proxy statement free of charge and may also obtain other documents filed by CXP with the SEC by directing a request to Centex Construction Products, Inc., Investor Relations, 2728 North Harwood, Dallas, Texas 75201 Telephone: (214) 981- 6510. You may also obtain free copies of the proxy and other documents filed by CXP with the SEC by accessing the SEC's website at http://www.sec.gov. CXP, its directors, certain executive officers, and certain other employees may be deemed under the rules of the SEC to be "participants in the solicitation" of proxies from the security holders of CXP in favor of the reclassification. CXP's directors and executive officers beneficially own, in the aggregate, less than 2% of the outstanding shares of CXP common stock. Security holders of CXP may obtain additional information regarding the interests of the "participants in the solicitation" by reading the proxy statement.

Transaction Summary Centex will spin-off their entire holdings of CXP shares (65% of total outstanding) Structure Recapitalization of CXP stock into two classes to meet tax-free requirements: Centex to exchange 50% of all outstanding CXP shares for equal number of Class B shares A and B classes will be equal in all respects except B shares have right to elect 85% of CXP's directors $6 per share dividend immediately prior to spin-off Projected distribution date - January 30, 2004

CXP CXP Comps* S&P 500 7/21/2003 0 0 0 7/22/2003 0.08 0.01 0.01 7/23/2003 0.09 0.02 0.01 7/24/2003 0.11 0.02 0 7/25/2003 0.11 0.02 0.02 7/28/2003 0.12 0.03 0.02 7/29/2003 0.17 0.05 0.01 7/30/2003 0.18 0.09 0.01 7/31/2003 0.18 0.09 0.01 8/1/2003 0.15 0.08 0 8/4/2003 0.14 0.07 0 8/5/2003 0.13 0.07 -0.01 8/6/2003 0.14 0.07 -0.01 8/7/2003 0.13 0.07 0 8/8/2003 0.14 0.08 0 8/11/2003 0.15 0.08 0 8/12/2003 0.18 0.09 0.01 8/13/2003 0.17 0.09 0.01 8/14/2003 0.18 0.1 0.01 8/15/2003 0.19 0.11 0.01 8/18/2003 0.18 0.11 0.02 8/19/2003 0.2 0.13 0.02 8/20/2003 0.18 0.13 0.02 8/21/2003 0.18 0.14 0.02 8/22/2003 0.16 0.12 0.01 8/25/2003 0.16 0.11 0.02 8/26/2003 0.15 0.12 0.02 8/27/2003 0.18 0.12 0.02 8/28/2003 0.17 0.13 0.02 8/29/2003 0.17 0.13 0.03 9/1/2003 0.17 0.13 0.03 9/2/2003 0.18 0.15 0.04 9/3/2003 0.19 0.16 0.05 9/4/2003 0.19 0.16 0.05 9/5/2003 0.19 0.13 0.04 9/8/2003 0.2 0.14 0.05 9/9/2003 0.22 0.13 0.05 9/10/2003 0.18 0.11 0.03 9/11/2003 0.18 0.11 0.04 9/12/2003 0.21 0.13 0.04 9/15/2003 0.2 0.15 0.04 9/16/2003 0.22 0.16 0.05 9/17/2003 0.24 0.13 0.05 9/18/2003 0.23 0.14 0.06 9/19/2003 0.25 0.14 0.06 9/22/2003 0.26 0.12 0.04 9/23/2003 0.23 0.13 0.05 9/24/2003 0.21 0.12 0.03 9/25/2003 0.18 0.11 0.02 9/26/2003 0.17 0.09 0.02 9/29/2003 0.2 0.11 0.03 9/30/2003 0.17 0.11 0.02 10/1/2003 0.22 0.13 0.04 10/2/2003 0.21 0.13 0.04 10/3/2003 0.22 0.14 0.05 10/6/2003 0.21 0.15 0.06 10/7/2003 0.21 0.16 0.06 10/8/2003 0.21 0.15 0.06 10/9/2003 0.22 0.16 0.06 10/10/2003 0.22 0.16 0.06 10/13/2003 0.29 0.21 0.07 10/14/2003 0.3 0.21 0.07 10/15/2003 0.29 0.21 0.07 10/16/2003 0.31 0.21 0.07 10/17/2003 0.31 0.19 0.06 10/20/2003 0.31 0.19 0.07 10/21/2003 0.33 0.19 0.07 10/22/2003 0.32 0.18 0.05 10/23/2003 0.32 0.19 0.06 10/24/2003 0.32 0.18 0.05 10/27/2003 0.33 0.19 0.05 10/28/2003 0.34 0.21 0.07 10/29/2003 0.38 0.21 0.07 10/30/2003 0.39 0.22 0.07 10/31/2003 0.41 0.21 0.07 11/3/2003 0.39 0.23 0.08 11/4/2003 0.39 0.23 0.08 11/5/2003 0.41 0.23 0.07 11/6/2003 0.44 0.24 0.08 11/7/2003 0.48 0.23 0.08 11/10/2003 0.44 0.22 0.07 11/11/2003 0.43 0.22 0.07 11/12/2003 0.44 0.23 0.08 11/13/2003 0.44 0.24 0.08 11/14/2003 0.42 0.23 0.07 11/17/2003 0.42 0.22 0.07 11/18/2003 0.43 0.21 0.06 11/19/2003 0.41 0.21 0.07 11/20/2003 0.48 0.21 0.06 11/21/2003 0.51 0.21 0.06 11/24/2003 0.54 0.22 0.07 11/25/2003 0.54 0.24 0.08 11/26/2003 0.53 0.23 0.08 11/27/2003 0.53 0.23 0.08 11/28/2003 0.53 0.24 0.08 12/1/2003 0.55 0.26 0.09 12/2/2003 0.53 0.26 0.09 12/3/2003 0.53 0.27 0.09 Benefits for CXP Shareholders $6 / Share Dividend Increased Liquidity Increased Stock Float Strategic Independence July 21 (announcement) December 3 Price Performance Since Announcement * CXP comparables include Caraustar, Florida Rock, LaFarge NA, Martin Marietta, Texas Industries, US Concrete, USG, and Vulcan Materials.

Low-cost producer of cement and wallboard Stable earnings and cash flow from sold out cement plants Strong earnings and cash flow upside from our wallboard plants Strong balance sheet and cash flow supports growth, dividends, and stock repurchases Investment Highlights The Nation's Highest Margin Construction Products Company* * Based on comparison of earnings before interest and taxes/revenues for most recent reported period for CXP comparable companies.

Gypsum Wallboard Cement Paperboard Concrete & Aggregates Products Lines

CXP is a Dynamic Portfolio of Construction Products Businesses Wallboard Paperboard Cement Concrete & Aggregates Pie 2 43 25 63 4 Wallboard Paperboard Cement Concrete & Aggregates Pie 1 213 60 170 56 CXP FY 2003 Revenues $ 429 million EBIT** $ 96 million EBITDA** $ 129 million Net Income $ 58 million Diluted EPS $ 3.11 / share Employees 1,550 FY 2003 Revenue by Segment* FY 2003 EBITDA** by Segment* Concrete & Aggregates 11% Wallboard 43% Cement 34% Cement 46% Paperboard 12% Paperboard 19% Wallboard 32% Concrete & Aggregates 3% * Segment information is as described in Annual Report on Form 10K/A for the fiscal year ended March 31, 2003, Management Discussion and Analysis. ** EBITDA and EBIT are non-GAAP measures. See slide number 29 entitled "Explanation of Non-GAAP Items".

Financial History Fiscal Years Ended March 31 ($ Millions) 94 95 96 97 98 99 00 01 02 03 Revenue 193 223 259 278 344 382 470 441 471 501 Cash From Ops 22 35 42 53 76 56 89 82 99 106 Revenues Cash From Ops EPS ($) 0.45 0.95 1.47 1.89 2.56 3.71 5.63 3.22 2.15 3.11 <1% CXP Sales to Centex

#1 Profit Driver and Value Creator Minimize Capital Investment and Production Cost on a Per Unit Basis Acquire assets during cyclical valleys Maintain assets in better than new condition Optimize the interaction between people, complex machinery, and raw materials Enhance assets by incrementally increasing capacity with minimal investment

Cement Industry Overview High Barriers to Entry Factories are capital intensive with economies of scale Lengthy environmental permitting process Mature markets are impacted by size of new plants Favorable Growth Prospects Broad-based usage in virtually all construction Low value commodity - difficult to replace Demand drivers (public construction, commercial construction, residential construction) Stable and Predictable Supply / Demand Dynamic Current demand requires over 20% imports to supplement domestic capacity U.S. capacity over 80% foreign owned and majority of imports are controlled by foreign multinationals Capacity will slowly increase, but not approach the level of demand Supportive regulatory backdrop (anti-dumping duties against Mexican and Japanese imports)

50 75 100 125 150 75 77 79 81 83 85 87 89 91 93 95 97 99 01 03 05 07 Capacity Consumption Cement Industry Capacity vs. Consumption Source: PCA Data and CXP Forecast Millions of Short Tons Imports Forecast

Cement Strong Regional Operations (34% of FY03 Revenue) 40-Year History 2.3 million tons of capacity (net of Joint Ventures) - Sold out each of last 17 years 2% of US Market Share (11th) Cement Plants Cement Terminals Markets Served Cement Plants Cement Terminals Markets Served

Cement Production & Cost Fiscal Year Ended March 31, 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Total Net Tons Produced 1474 1614 1660 1694 1752 1838 1952 1958 1924 2043 2085 2233 Average Net Production Cost* 40.31 36.9 38.72 38.94 38.31 38.93 37.55 39.14 41.83 39.75 40.8 41.99 (000's Tons) ($ per Ton) CXP has increased same-site production capacity by approximately 50% while maintaining essentially flat costs * Excludes SG&A.

Cement Low-Cost Production ($/Ton) Industry Average* CXP** Gross Sales $78.5 $75.5 Regional Price Differences Freight 5.0 6.5 Market Proximity Plant Costs 52.5 41.5 3 of 4 plants in top quartile Gross Margin 21.0 27.5 SG&A (Segment) 4.5 2.5 Lean, decentralized Operating Earnings $16.5 $25.0 Margin Analysis Gross Margin 27.0% 36.7% Superior Profitability Operating Margin 21.0% 33.0% Superior Profitability *Based on 75 plant PCA industry survey for calendar 2002. **Calendar 2002 data.

Concrete & Aggregates Both Industries are Highly Fragmented Over 7,000 independent quarries with top two aggregates producers controlling 13% of the market 2,700 concrete companies owning 5,000-6,000 plants CXP has strong competitive positions in Austin and Northern California Concrete and Aggregates represent a very small part of CXP and less than 0.2% of their respective industry capacities

Wallboard Industry Overview Consolidating Industry 8 US producers - down from 13 ten years ago Top 5 producers represent approximately 87% of capacity Production Capacity Returning to Equilibrium Broad-based usage (residential construction, repair & remodel, commercial construction) Low value commodity - difficult to replace Consumption has grown at a 3.2% CAGR historically Industry Utilization is trending upward with increased demand FY 2002 - 83% FY 2003 - 84% FY 2004 est. - 88% FY 2005 est. - 90+% CXP Prices are Firming - Approximately $6/msf increase so far this year - 12% price increase announced for January 1, 2004

60% 70% 80% 90% 100% 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 $0 $20 $40 $60 $80 $100 $120 $140 $160 Wallboard Utilization and Pricing* Industry Capacity Utilization CXP Net Price (2001 $/msf) Average Utilization & Price Fiscal Years *Based on Gypsum Association historical data and CXP projections.

Wallboard Strong Western U.S. Operations (43% of FY03 Revenue) 18-Year History 2.7 billion sq. ft. of capacity 8% US Market Share (5th) Vertically Integrated with Light-Weight Paper Wallboard Plants Reload/Distribution Yards Markets Served Wallboard Plants Reload/Distribution Yards Markets Served

Wallboard Production & Cost 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Total BSF Shipped 0.323 0.376 0.487 0.586 0.672 0.714 1.091 1.151 1.374 1.649 1.89 1.956 Average Cost / MSF 58.92 63.77 56.47 65.16 59.74 60.56 64.58 64.03 63.02 65.94 61.39 63.69 (BSF) ($/MSF) CXP's current production capacity of 2.7 bsf has come through internal expansions and major acquisitions Note: Costs calculated on a 1/2" basis.

Wallboard Low-Cost Production (1/2" Basis) ($/msf) Industry Average* CXP** Gross Sales $116 $110 Regional / Mix Differences Freight 20 22 Market Proximity Plant Costs 76 62 3 of 4 plants in top quartile Gross Margin 20 26 SG&A 9 5 Lean Organization Operating Earnings $11 $21 Margin Analysis Gross Margin 17% 24% Superior Profitability Operating Margin 9% 19% Superior Profitability *Based on CXP estimates for calendar 2002. **Calendar 2002 data.

Paperboard CXP's Lawton paper mill produces the facing paper for gypsum wallboard. In the U.S., there is only one non-integrated wallboard producer Two high-cost mills have closed over the past year Lawton is a low-cost gypsum paperboard producer 270,000 tons of light weight gypsum paper per year Additional 11% capacity is available through low capital improvements Product mix optimization opportunities for non-gypsum capacity Continued operational and marketing improvement remain the focus in Paperboard

Financial Capability Return Through Dividends Increasing Value Through Growth Attractive expansion prospects for both Cement and Wallboard Focused on operational excellence to enhance existing operations and rapidly integrate new acquisitions Shareholder Value Creation

CXP Projections EPS FY 2003 FY 2004E FY 2005P EBITDA 129 126 145 5 6 EBITDA* FY 2003 FY 2004E FY 2005P EPS 3.11 3.08 3.7 0.15 0.2 15% 20% 129 126-131 145-151 3.11 3.08-3.23 3.70-3.90 FY 2003 FY 2004E FY 2005P Revenue $429 $418-$422 $450-$456 Net Income $58 $58-$60 $70-$74 ($ millions) ($ per share) * EBITDA is a non-GAAP measure. See slide number 29 entitled "Explanation of Non-GAAP Items".

Financial Capability CXP includes impact of $113 million special dividend 39.9% 39.1% 33.2% 21.5% 19.5% 48.4% 61.9% 70.3% 17.2% 0% 25% 50% 75% CSAR USG RMIX TXI MLM VMC LAF CXP (projected) FRK Total Debt to Total Capitalization * *Note: Based on latest publicly available data except that CXP data is projected as of the spin-off (January 30, 2004).

Shareholder Return Through Dividends CXP has announced it will increase its annual dividend from $0.20 per share to $1.20 per share Yield (1) Payout (2) (1) Based on $53 per share Stock Price CXP's Previous Dividend CXP's Increased Dividend Industry Average* (2) Based on $60 million CXP Net Income 0.40% 2.30% 1.9% 6% 37% 37% * Industry average includes Vulcan Materials, Rinker Group, Florida Rock, Martin Marietta, LaFarge NA, and Texas Industries.

Increased Shareholder Value Through Growth $750 million projected to be available (cash & debt capacity) over the next 5 years with 40% debt-to- capital as the upper target Focused on Cement and Wallboard Growth Project returns above cost-of-capital Stock available as acquisition currency Dividends Share Repurchase Growth Opportunities Include: Existing Capacity Optimization New Cement Import Terminals Opportunistic Acquisitions (Cement & Wallboard)

Attractive and balanced strategy focused on Cement and Wallboard - alert for acquisitions Strong cash flow from low-cost operations Available capital for growth and/or shareholder distributions Increased annual dividend The Nation's Highest Margin Construction Products Company A Solid Foundation with a Bright Future Ticker : EXP

Explanation of Non-GAAP Items EBITDA represents net income, plus interest expense (less interest income), provision for income taxes and depreciation and amortization expense. EBITDA is a non-GAAP measure that provides supplemental information regarding the operating performance of our business without regard to financing methods, capital structures or historical cost bases. EBITDA is widely used in the financial community as a benchmark for evaluating the creditworthiness of particular issuers. EBITDA should not, however, be considered as an alternative to net income, operating income, cash flow from operations or any other measure of financial performance in accordance with GAAP. Our EBITDA can be reconciled to our net income by adding to net income the following amounts in each of the applicable periods: (a) for fiscal year ending March 31, 2003: interest expense, $9.6 million; provision for income taxes, $29.0 million; depreciation and amortization expense, $33.2 million; (b) fiscal year ending March 31, 2004; interest income, $3.8 million; provision for income taxes, $30.3-$31.8 million; depreciation and amortization expense, $34.6 million; (c) fiscal year ending March 31, 2005; interest income, $3.5 million; provision for income taxes, $37.7-$39.7 million; depreciation and amortization expense, $34.0. EBIT represents net income, plus interest expense (less interest income) and provisions for income taxes. EBIT is a non-GAAP measure that provides supplemental information regarding the operating performance of our business without regard to financing methods or capital structures, and is used for purposes similar to those described in the case of EBITDA above. EBIT can be reconciled to net income by adding to net income the amounts set forth in the previous paragraph, excluding depreciation and amortization expense.